Exhibit 10.10

ANNUAL PERCENTAGE RATE Cost of your credit as a yearly rate. TOTAL FINANCE CHARGES Dollar amount the credit will cost you. +D DATE SIGNATURE OF BORROWER(S) OR DULY AUTHORIZED AGENT OF BORROWER(S) PRINT NAME & TITLE ETI FINANCIAL CORPORATION (HEREIN AFTER CALLED “LENDER”) P.O. BOX 829522    PEMBROKE PINES, FL 33082    PHONE TOLL FREE: (800) 995-7001 LOCAL FAX: (954) 510-8044 CHECK APPROPRIATE BOX(S): COMMERCIAL PERSONAL RENEWAL AGENT NO. CONTRACT NO. PRODUCER (insurance Agency/Broker) NAME, ADDRESS and PHONE NUMBER BORROWER (Insured) NAME, ADDRESS and PHONE NUMBER BORROWER in Bankruptcy chapter (circle one): 7 11 13 BORROWER SSN/FEIN 1. SCHEDULE OF FINANCED POLICIES NAME OF INSURANCE COMPANY AND GENERAL AGENT TYPE OF POLICY POLICY NUMBER EFFECTIVE DATE MIN EARNED (%) SUBJECT TO AUDIT? POLICY TERM (months) PREMIUM AND RELATED FEE AMOUNTS 2. CERTAIN FINANCIAL TERMS A -B =C =E : (C + D) TOTAL PREMIUMS AND RELATED FEES DOWN PAYMENT REQUIRED FROM BORROWER AMOUNT FINANCED Amount of credit provided to you or on your behalf. TOTAL OF PAYMENTS Amount paid after making all scheduled payments. 3. PAYMENT SCHEDULE NUMBER OF PAYMENTS DAY OF MONTH PAYMENTS ARE DUE AMOUNT OF EACH PAYMENT FIRST PAYMENT DUE DATE 4. REQUIRED DISCLOSURES SECURITY INTEREST: Borrower hereby grants Lender a security interest in all insurance policies listed above and all unearned premiums, return premiums, dividend payments and loss payments thereof. LATE CHARGE: If a payment is not made by the 5th day past due (1 day in SC) or such later date as required by law, then Borrower will be charged a late charge (SEE SECTION 9 “LATE CHARGES” ON THE ADDITIONAL PROVISIONS PAGE OF THIS AGREEMENT FOR STATE SPECIFIC INFORMATION). PREPAYMENT: If Borrower pays off early, Borrower will not have to pay a penalty and may be entitled to a refund of part of the finance charge. CONTRACT REFERENCE: See the rest of this Agreement below, and ADDITIONAL PROVISIONS page, for additional information about nonpayment, default, required prepayment in full before the scheduled date, prepayment refunds and penalties. 5. PAYMENT PROVISIONS: Borrower promises to pay to Lender at Lender’s address above, or such other place as Lender may designate, the Total of Payments shown above in consecutive monthly payments in the number, amounts, and at the dates disclosed in the above “Payment Schedule” until loan is fully paid. Any payments made by Borrower after default shall be credited to the then outstanding balance due under this Agreement. The Borrower agrees that all payments due hereunder shall be made by the Borrower directly to Lender and payments by the Borrower to any other person, insurance agency, corporation or otherwise shall not constitute payment to the Lender. NOTICE TO INSURED/BORROWER: 1) READ THIS AGREEMENT BEFORE YOU SIGN 2) DO NOT SIGN THIS AGREEMENT IF IT CONTAINS BLANK SPACES 3) YOU ARE ENTITLED TO A COPY OF THIS AGREEMENT AT THE TIME YOU SIGN 4) KEEP YOUR COPY OF THIS AGREEMENT TO PROTECT YOUR LEGAL RIGHTS 5) UNDER THE LAW, YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGES 6) IN SC, AN AGENCY FEE OF UP TO $5.00 MAY BE CHARGED BY THE AGENCY. When signed below by you, or on your behalf, you (Borrower) acknowledge receipt of a copy of this Agreement and that you agree to the provisions printed above and on the ADDITIONAL PROVISIONS pages of this Agreement and that both the front and any subsequent pages constitute the Agreement between Borrower and Lender. Borrower hereby requests Lender to pay the financed portion of its insurance policy premiums listed above, on its behalf. PRODUCER REPRESENTATION THE UNDERSIGNED REPRESENTS AND WARRANTS: by signing or submitting this Premium Finance Agreement, the Producer makes the Producer’s Representations and Warranties on the ADDITIONAL PROVISIONS page of this Agreement and agrees to be bound to the terms of this Agreement. Producer also agrees and that there has been no assignment of any interest in the insurance policy(ies) except for the assignment to Lender and Lender may assign this Agreement, including Producer’s Representations and Warranties under its normal course of business. DATE PRINT NAME & TITLE SIGNATURE OF PRODUCER (AGENT OR BROKER) =F : (E + B) SALES PRICE The total price of your credit including your down payment (cash price and finance charge) PREMIUM FINANCE AGREEMENT NC PREMIUM FINANCE SERVICE COMPANY #100781 SECURITY AGREEMENT, DISCLOSURE STATEMENT AND LIMITED POWER OF ATTORNEY ETI NC Financial Corporation 09/09 53UOFGR!JKG0F &&A13X!E3UT109F!UKTG "CN4C5: +, &+ +,.. + 2JGGTCJGT!U440X2JCKO!GR9KEG72 + &5CKR9KGW 3CFSTG  2JCR03TTG2  & &.,  +, 2JGGTCJGT!U440X2JCKO !GR9KEG72 - ,& - , + -&.,., + -,  -  ,,  - + &  & -  ,,  & & .$&$  8USTKO93<CL &+& B 0IGOEX5GG/-  DSKFKCO!4GEKC0TX7OSURCOEG 23N4COX 2 26R3U4 3KRGET3RS ++KEGRS 40 43544! -  #40 43 544! -&  + "13 $&$ & +C0SG -  08/01/24 08/01/24 /s/ Huan Liu /s/ Justin Kozak

6. IRREVOCABLE LIMITED POWER OF ATTORNEY: Borrower hereby appoints Lender as their attorney in fact with full power of substitution and authority and upon default to cancel the policies listed on this Agreement with full power to execute the policies and to receive unearned premiums, dividend payments and loss payments which may become payable under said policies. Said insurance companies or their authorized agent are hereby authorized and directed, upon the demand or request of Lender, to cancel said insurance policies and pay to the order of Lender the gross unearned or return premiums thereon pursuant to the security interest contained in paragraph 4 above, without proof of default hereunder or breach thereof, up to the amount owing hereunder. The Borrower hereby authorizes the Lender to endorse his/her name on any check or draft for all monies that may become due from the insuring company and to apply the same as payment of this agreement. 7. NON-REFUNDABLE FEES: Part of the finance charge includes a $20 non-refundable fee except as follows: $10 in AZ, LA, NY, MO, PA; $15 in NC, AL; $12 in NJ; $25 in NV; $16 in MA; $0 in IN; $20 if the loan balance is less than $500, $30 if the loan balance is $500-$999, or $40 if the loan balance is greater than $1000 in IL; $10 if loan balance is greater than $100 in WI; $18 in MI; actual up to $20 in MD; 4% of amount financed in TN; $20 for loan balance up to $1,000, $25 if loan balance over $1,000 in TX. 8. RETURNED PAYMENTS: Borrower shall be charged a fee of $20 in GA, IN ($15 in CA, FL, IL, NV; $10 in MA; $10 or actual charges in AZ; 5% of returned check not to exceed $25 in LA; actual up to $25 in MD; $10 + bank charges in OH) if Borrower’s payment is not honored when presented to the bank on which drawn; in such case certified funds are required for subsequent payments. Should a payment be returned as unpaid for any reason, then the notices sent by the Lender prior to the payment being received remain valid and the contract is subject to cancellation on or after the dates indicated in those notices. 9. LATE CHARGES: For installments in default five days or more, (10 days in CA, MA, LA, IN, MI, NJ, TN, TX), Borrower will pay the following late charges: $10 in FL for consumer policies only (or 5% of installment for commercial policies with a minimum of $10.00); $16.50 in IN; $10 in SC; Charge of 5% of installment amount with a minimum of $1 ($1.50 in GA, AL; $2 in TN; $10 in LA); maximums of $10 in AZ (consumer policies only); OH (consumer policies only); $5 in NY, MI, NJ (consumer policies only; a minimum of $25 and a maximum of 1.5% for commercial policies), $5 in MA (consumer policies only); $8 in MD (consumer policies only; $100 maximum for commercial policies); $15 in IL (consumer policies only), MO (consumer policies only). 10. CANCELLATION CHARGE: If a default of the terms in this Agreement by the Borrower results in cancellation of any insurance policy listed in the "Schedule of Financed Policies," the Borrower will pay Lender an amount no greater than the maximum cancellation charge permitted by law. Cancellation charge shall be $5 in TN, AL (consumer policies; $15 for commercial), $5 in GA (consumer policies, $15 commercial); $10 in OH; the lesser of 2% or $5 in MA for consumer policies (greater of 2% or $5 for commercial policies); $15 in AZ, IL, MO; $25 in LA; $5 less late charges in NY, NJ, MI; $15 less late charges in MD (consumer policies only and 5% of installment up to difference between late charges and $100 in MD.) 11. ATTORNEY FEES: Borrower agrees to pay attorney's fees and costs of Lender, to the extent permitted by law, if this agreement is referred to an attorney (not salaried employee) for collection. Attorney fees shall be 20% of outstanding indebtedness in AZ, FL, NY, MO, NV; 15% of outstanding indebtness in TN; 25% of unpaid debt in LA. 12. RIGHT TO PREPAY: Borrower shall have the right to prepay, in whole or in part, the amounts due hereunder at any time without penalty. Upon payment in full Borrower shall receive a refund of the unearned finance charge computed in accordance with the Rule of 78's except in NC, WI, IN, MI, NV, TN and NY, where the refund will be computed using the Sum of Periodic Balances method. In CA, MA, AZ, MO, PA, and NJ, the refund will be computed using the Actuarial method. In SC, the refund will be computed using the Short Rate method. Any finance charge in excess of such amount will be refunded to the Borrower. If refund is less than $1, no refund shall be made (except $5 in SC, IL, MD; $3 in OH, MI; $2 in GA). There is a minimum finance charge of $25 in CA; $39 in IN; $20 in NJ. 13. EVENT OF DEFAULT and CANCELLATION: - A default shall occur if (a) Borrower fails to make any payment when due hereunder, or if Borrower fails to comply with any provision hereunder or (b) if Borrower or any Insurance Company listed in Section 1. becomes the subject of any bankruptcy proceedings; if a receiver is appointed for their property or if there is a transfer of the policies to any third party. Upon default, Lender is authorized to accelerate and declare due and payable the entire unpaid balance of this note, less unearned finance charges and Lender may request cancellation of the insurance policies listed in the Schedule of Financed Policies upon 10 days written notice of intent to cancel (15 days in PA, 14 days in LA, 13 days in IN, NY), provided said default is not cured within such period. However, to the extent required by applicable law, Borrower may be held in default only upon the occurence of clause (a). Clause (b) is not applicable in FL, or NC. Borrower shall remain liable under this agreement until Lender is in receipt of the full amount payable hereunder. Interest will accrue on the unpaid balance until payment in full. Borrower hereby waives presentment, protest and notice of dishonor. No waiver by Lender of any default shall be construed as a waiver for any other or subsequent default and no delay or omission on Lender's part to exercise any right or power arising hereunder will constitute a waiver for any such right or power. The Borrower agrees Lender is not an insurer and assumes no liability as an insurer and agrees that when cancellation by Lender is in accordance with the State laws applicable to this Agreement, Lender is not responsible for any special, incidental or consequential damages incurred by the Borrower resulting from such cancellation, and the Borrower shall be responsible for costs and attorneys fees incurred by Lender in any action filed as a result thereof. The Borrower hereby releases and discharges and agrees to hold harmless Lender and each holder hereof, and their respective officers, directors, agents, employees, representatives, parents, affiliates, subsidiaries, successors and assigns from any liability, claim, cause of action, damages, losses and expenses (including, without limitation, reasonable attorney’s fees andcosts at all pre-trial, trial, post-trial, post-judgement and appellate levels) by reason of any cancellation, when such cancellation is in conformance with the provisions of the state laws applicable to this Agreement. 14. PAYMENTS AFTER DEFAULT/REINSTALLMENT: Any payments received by Lender after notice of cancellation of the insurance policy has been mailed may be credited to Borrower's account without any liability or obligation on Lender's part to request reinstatement of the cancelled policy. Upon the request of Borrower or Producer, Lender may, but is not obligated to, request reinstatement of the policy by the insurance company. Borrower agrees that Lender has no obligation to Borrower if the policy is not reinstated. Only the insurance company has the authority to reinstate a policy financed pursuant to this Agreement. 15. NOTICES: Any notice or service required by law shall be completed when Lender deposits it with the U.S. Post Office. 16. AGENT OR BROKER: Borrower understands that the Producer is the Borrower's insurance agent and not the agent of Lender and has no power or authority to make agreements or enter into contracts for Lender. 17. ACCEPTANCE OF AGREEMENT: This contract is subject to approval and acceptance by Lender and if not accepted, all payments received will be returned. Issuing checks or other forms of payment by the Lender for the policies listed in this agreement to the Producer or Insurer or paying a draft will be considered acceptance. Should a draft sent to the respective insurance company not be received or deposited by the insurance company, Lender's sole obligation hereunder will be to refund any payments made by the Borrower. 18. BORROWER ASSIGNMENT: Borrower agrees that Lender may assign this Agreement without notice to Borrower and in such event this Agreement shall inure to the benefit of and be binding to assignee. 19. ESTIMATED AND ADDITIONAL PREMIUMS: Borrower acknowledges that the premium upon which this loan has been determined is based upon information provided by Borrower and any modification required by the insurance company for any reason whatsoever subsequent to the date of this agreement will not relieve the Borrower of any obligations hereunder. Borrower agrees to promptly pay the insurance company, or agent, as applicable, any additional premiums which may result if policy is auditable or of a reporting type. Upon request of the Borrower, Lender has the option of advancing to the insuring company any additional premiums that may become due, less Lender's required down payment, adding the advanced amount plus any finance charge, to contract balance. 20. PROHIBITION AGAINST USURY: Under no circumstances shall Borrower have to pay more interest than is allowed under applicable law for this type of loan, and if Lender inadvertently contracts for charges, or receives more interest than is allowed, Lender will refund excess to the Borrower. 21. ILLEGALITY: If any provision contained in this Agreement should be invalid, illegal, or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement. 22. PRODUCER’S REPRESENTATIONS AND WARRANTIES (A) The Cash Down Payment shown above has been paid by the Borrower and any portion of which owing to the Company, MGA or Lender will be paid within 15 days of receipt. (B) That all policieslisted are or will be in force on the stated effective dates; Producer is authorized by the issuing insurance companies and is duly licensed as required by state statute to produce the policies listed herein. (C) The Borrower's signature(s) is (are) genuine and authorized, or to the extent permitted by applicable law, the Producer has been authorized by Borrower to sign this Agreement on Borrower's behalf. (D) Producer has delivered a copy of this Agreement to Borrower. (E) None of the policies listed above are subject to reporting or retrospective rating provisions. (F) Policies subject to audit shall only be financed upon written approval by Lender. (G) Any return premiums, endorsements or other credits received by the Producer on behalf of Lender shall be remitted to Lender within 15 days of receipt. Producer is responsible to pay unearned commissions to Lender in the event of cancellation, provided they are not obligated to pay the same to the scheduled insurance company. (H) Producer acknowledges it is NOT an agent, affiliate or representative of Lender. (I) Producer warrants that no premium being financed is fully earned, either at the time of inception or upon a claim or loss event and the premiums are eligible to be financed. (J) Producer shall hold Lender, its officers, directors, agents, employees, representatives, parents, affiliates, subsidiaries, successors and assigns harmless from, and indemnify them against any liability, claim, cause of action, damages, losses and expenses (including, without limitation, reasonable attorney’s fees and costs at all pre-trial, trial, post-trial, post-judgment and appellate levels) resulting from errors, omissions or inaccuracies of Producer in preparing this Agreement.” The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age. The Federal Agency that administers compliance with this law is the Federal Trade Commission, 730 Peachtree Street, NE, Room 800, Atlanta Georgia 30308. SEE ARBITRATION CLAUSE ON NEXT PAGE ADDITIONAL PROVISIONS OF PREMIUM FINANCE AGREEMENT ETI NC Financial Corporation 09/09

ETI NC Financial Corporation 09/09 ARBITRATION: Any claim, dispute or controversy (whether in contract, tort, or otherwise) arising from or relating to this Agreement or the relationships which result from this Agreement, including the validity or enforceability of this arbitration clause or part thereof or of the entire Agreement (“Claim”), shall be resolved, upon the election of you or by us, by binding arbitration pursuant to this arbitration provision and the Code of Procedure of the National Arbitration Forum in effect at the time the Claim is filed. All Claims shall be filed at any National Arbitration Forum office or at: Post Office Box 50191, Minneapolis, Minnesota 55405. Any arbitration pursuant to this Agreement will take place in the city nearest to your residence where a federal district court is located or such other location as you and we may mutually agree. This arbitration agreement is made pursuant to a transaction involving interstate commerce, and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16. Each party shall bear their respective attorney's fees and costs incurred in such arbitration proceeding, regardless of which party prevails. The arbitrator shall apply relevant law and provide written reasoned, findings of fact and conclusions of law. The parties agree that the award shall be kept confidential except as may be necessary to enforce the terms of the award. THE PARTIES AGREE THAT THEY HAD A RIGHT TO LITIGATE CLAIMS THROUGH A COURT, BUT THAT THEY AGREE THAT ANY PARTY MAY ELECT TO RESOLVE ANY CLAIM THROUGH ARBITRATION, AND THEY HEREBY WAIVE THEIR RIGHTS TO LITIGATE CLAIMS IN A COURT UPON AN ELECTION OF ARBITRATION.